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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 August 27, 2002

                          Storage Computer Corporation
         ---------------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


         DELAWARE                   1-13616                  02-045093
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      (State or other            (Commission              (IRS Employer
jurisdiction of incorporation)   File Number)           Identification No.)


    11 Riverside Street, Nashua, NH                          03062-1373
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(Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (603) 880-3005


                                 Not Applicable
       ------------------------------------------------------------------
       (Registrant's Name or Former Address, if Change Since Last Report)


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Item 5. Other Events.

On August 28, 2002 the Company announced the reorganization of the Company's management team and made staff adjustments to refocus it efforts on the Storage Wide Area Networking market. As part of the reorganization the Company's Board of Directors accepted the resignations of both the Company's President and Chief Operating Officer, Mr. Edward A. Gardner and Mr. John Thonet, respectively, both of whom cited personal reasons for their resignations. Mr. Gardner and Mr. Thonet are continuing their roles as members of the Company's Board of Directors. The Company's Chief Executive Officer and Chairman of the Board,
Mr. Ted Goodlander was elected to the additional executive office of President of the Company. The Company has also substantially reduced its operations and employee headcount

In connection with such announcement the Company issued a press release summarizing the Company's actions, a copy of which is attached as Exhibit 99.1

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

     99.1  Press Release Dated August 28, 2002.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2002                       STORAGE COMPUTER CORPORATION



                                            By: /s/ Peter N. Hood
                                               ---------------------------------
                                               Name: Peter N. Hood
                                               Title: Chief Financial Officer